Exhibit 18(ii) under Form N-1A
                                          Exhibit 10 under Item 601/Reg. S-K

                                     FORM OF
                                  AMENDMENT TO
                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS

                                     Class A Shares, Class B Shares & Class Y
Shares of the following:
                             Wachovia Balanced Fund
                         Wachovia Emerging Markets Fund
                              Wachovia Equity Fund
                           Wachovia Equity Index Fund
                           Wachovia Fixed Income Fund
                      Wachovia Georgia Municipal Bond Fund
                          Wachovia Growth & Income Fund
                   Wachovia North Carolina Municipal Bond Fund
                        Wachovia Quantitative Equity Fund
                      Wachovia Short-Term Fixed Income Fund
                   Wachovia South Carolina Municipal Bond Fund
                          Wachovia Special Values Fund
                      Wachovia Virginia Municipal Bond Fund

                     Institutional Shares of the following:
                       Wachovia Prime Cash Management Fund

          Institutional Shares and Investment Shares of the following:
                           Wachovia Money Market Fund
                       Wachovia Tax-Free Money Market Fund
                    Wachovia U.S. Treasury Money Market Fund


      This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the Funds set forth above.

      Witness the due execution here of this     day of           , 1997.

                                            The Wachovia Funds
                                            The Wachovia Municipal Funds


                                            By:
                                            Title:
                                            Date: